UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2026

STRATTEC SECURITY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-25150	39-1804239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3333 West Good Hope Road, Milwaukee, Wisconsin 53209

(Address of Principal Executive Offices, and Zip Code)

(414) 247-3333

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	STRT	The Nasdaq Global Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On May 28, 2026, Strattec Security Corporation (the “Company”) announced that its Board of Directors has authorized a new share repurchase program to purchase up to $40.0 million of the Company’s outstanding common stock. This share repurchase program replaces the Company’s previous share repurchase program, which had been initiated in 1996 and was terminated in connection with the authorization of the new program.

Under the share repurchase program, the Company may repurchase shares of its common stock from time to time through open market repurchases, privately negotiated transactions, or other means, including pursuant to Rule 10b5-1 trading plans. The timing and number of shares repurchased will depend on a variety of factors, including stock price, trading volume, and general business and market conditions. The share repurchase program does not obligate the Company to repurchase any of its common stock.

A copy of the press release announcing the share repurchase program is furnished hereto as Exhibit 99.1.

The information contained in this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference into such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Strattec Security Corporation, issued May 28, 2026
104	104 – Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATTEC SECURITY CORPORATION

By:/s/ Matthew P. Pauli

Matthew P. Pauli, Senior Vice President and

Chief Financial Officer

Date: May 28, 2026